SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 25, 2005

(null)

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



400 Horizon Way, Irving, TX                                 75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214-441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 25, 2005


(null)


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated July 25, 2005


                             Payment Date: 07/25/05


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        70,505,000.00    5.406064%       297,857.88    317,628.78      615,486.66       0.00       0.00
                        2A1       312,302,000.00    5.445868%     4,195,443.41  1,417,296.12    5,612,739.54       0.00       0.00
                        2A2        45,703,000.00    5.445868%       613,970.93    207,410.41      821,381.34       0.00       0.00
                        3A1       107,246,000.00    5.532915%     2,038,926.52    494,485.88    2,533,412.40       0.00       0.00
                        3A2         4,767,000.00    5.532915%        90,628.67     21,979.51      112,608.18       0.00       0.00
                        3IO       112,013,000.00    0.228000%             0.00     21,282.47       21,282.47       0.00       0.00
                        B1         14,951,000.00    5.505958%         2,189.71     68,599.65       70,789.36       0.00       0.00
                        B2          6,900,000.00    5.505958%         1,010.57     31,659.26       32,669.83       0.00       0.00
                        B3          4,025,000.00    5.505958%           589.50     18,467.90       19,057.40       0.00       0.00
                        B4          3,451,000.00    5.505958%           505.43     15,834.22       16,339.65       0.00       0.00
                        B5          3,162,000.00    5.505958%           463.10     14,508.20       14,971.30       0.00       0.00
                        B6          2,013,275.72    5.505958%           294.86      9,237.51        9,532.37       0.00       0.00
Residual                1AR               100.00    5.406064%           100.00          0.45          100.45       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        575,025,375.72     -            7,241,980.60  2,638,390.35    9,880,370.95     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        70,207,142.12              0.00
                                2A1       308,106,556.59              0.00
                                2A2        45,089,029.07              0.00
                                3A1       105,207,073.48              0.00
                                3A2         4,676,371.33              0.00
                                3IO       109,883,444.80              0.00
                                B1         14,948,810.29              0.00
                                B2          6,898,989.43              0.00
                                B3          4,024,410.50              0.00
                                B4          3,450,494.57              0.00
                                B5          3,161,536.90              0.00
                                B6          2,012,980.86              0.00
Residual                        1AR                 0.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        567,783,395.12     -
--------------------------------------------------------------------------------

                             Payment Date: 07/25/05


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    70,505,000.00     5.406064% 32051GPW9     4.224635      4.505053    995.775365
                           2A1   312,302,000.00     5.445868% 32051GPY5    13.433931      4.538223    986.566069
                           2A2    45,703,000.00     5.445868% 32051GPZ2    13.433931      4.538223    986.566069
                           3A1   107,246,000.00     5.532915% 32051GQA6    19.011679      4.610763    980.988321
                           3A2     4,767,000.00     5.532915% 32051GQB4    19.011679      4.610763    980.988321
                           3IO   112,013,000.00     0.228000% 32051GQC2     0.000000      0.190000    980.988321
                           B1     14,951,000.00     5.505958% 32051GQD0     0.146459      4.588298    999.853541
                           B2      6,900,000.00     5.505958% 32051GQE8     0.146459      4.588298    999.853541
                           B3      4,025,000.00     5.505958% 32051GQF5     0.146459      4.588298    999.853541
                           B4      3,451,000.00     5.505958% 32051GQG3     0.146459      4.588298    999.853541
                           B5      3,162,000.00     5.505958% 32051GQH1     0.146459      4.588298    999.853541
                           B6      2,013,275.72     5.505958% 32051GQJ7     0.146459      4.588298    999.853541
Residual                   1AR           100.00     5.406064% 32051GPX7   1,000.000000    4.505053      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     575,025,375.72       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        74,707,647.24   376,043,638.77   117,032,109.11
Loan count                    303             1898              213
Avg loan rate           5.781064%        5.820868%        6.135915%
Prepay amount          288,043.17     4,752,545.04     2,117,174.80

                          Total
                          -----
Prin balance       567,783,395.12
Loan count                   2414
Avg loan rate                5.88
Prepay amount        7,157,763.01

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        23,189.43       117,748.19        36,841.06
Sub servicer fees            0.00             0.00             0.00
Trustee fees               250.02         1,269.52           397.21


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                          Total
                          -----
Master serv fees       177,778.68
Sub servicer fees            0.00
Trustee fees             1,916.75


Agg advances                  N/A
Adv this period              0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                1,500,124.76     7,617,133.66     2,383,249.09
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud               11,500,507.51
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            575,025,375.72
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            9,880,370.95          9,880,370.95
Principal remittance amount            7,241,980.60          7,241,980.60
Interest remittance amount             2,638,390.35          2,638,390.35